OPTIMA
GROUP AND INDIVIDUAL FLEXIBLE PURCHASE PAYMENT
DEFERRED VARIABLE ANNUITY CONTRACTS
ISSUED BY
Variable Account A
OF
KEYPORT BENEFIT LIFE INSURANCE COMPANY
SUPPLEMENT DATED NOBEMBER 1, 2001
TO
PROSPECTUSES DATED MAY 1, 2000
and
MAY 1, 2001

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After the close of business on October 31, 2001, Liberty Financial Companies, Inc. ("LFC"), the indirect corporate parent of Keyport Benefit Life Insurance Company ("Keyport Benefit"), completed the sale of its annuity and bank marketing businesses, which include Keyport Benefit, to Sun Life Financial Services of Canada, Inc. ("Sun Life Financial"). Sun Life Financial, a corporation organized in Canada, is a reporting company under the Securities Exchange Act of 1934 with common shares listed on the Toronto, New York, London and Manila stock exchanges. As a result of the transaction, Keyport Benefit is now an indirect wholly-owned subsidiary of Sun Life Assurance Company of Canada.

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Client Service Hotline
800-367-3653

Distributed by:
Keyport Financial Services Corp.
125 High Street
Boston, Massachusetts 02110

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